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                                                                    Exhibit 10.2

                    FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

     This Fourth Amendment to Employment Agreement (the "Amendment"), dated as of the 1/st/ day of August, 2003 by and between COMFORCE Corporation ("COMFORCE") a Delaware corporation, and COMFORCE Operating, Inc. ("COI"), a Delaware corporation that is wholly-owned by COMFORCE (COMFORCE and COI are collectively referred to as the "Employer"), and Harry V. Maccarrone, a resident of the State of New York ("Employee").

     WHEREAS, the parties entered into an Employment Agreement dated as of January 1, 1999, which Employment Agreement was previously amended as of January 23, 2001, September 27, 2001 and July 1, 2002, pursuant to which Employer formalized the terms upon which Employee is to be employed by Employer through December 31, 2005 (as amended, the "Employment Agreement"); and

     WHEREAS, the parties desire to further amend the Employment Agreement as herein provided.

     NOW, THEREFORE, in consideration of the promises and mutual obligations of the parties contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The second sentence of Section 4(a)(ii) of the Employment Agreement is hereby amended by adding the following additional proviso at the end thereof: "; and, provided further, that, notwithstanding the foregoing, no such increase shall be made to Employee's Base Salary for the 2003 calendar year."

     2. All other provisions of the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first above mentioned.

                                        COMFORCE CORPORATION


                                        By:
                                           -------------------------------------
                                           Its:

                                        COMFORCE OPERATING, INC.


                                        By:
                                           -------------------------------------
                                           Its:

                                        EMPLOYEE

                                        ----------------------------------------
                                        Harry V. Maccarrone